Exhibit 32.2

                    Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001
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In connection with the quarterly report on Form 10-QSB of ELECTRONIC SENSOR
TECHNOLOGY, INC. (the "Company") for the nine months ended September 30, 2005 (the "Report"), I, Francis Chang, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Francis Chang
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Francis Chang
Vice President, Finance and Administration

November 14, 2005